SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

51-0484716

(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on May 7, 2008, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), acquired all of the outstanding stock of CEF Industries, Inc., a Delaware corporation (“CEF”), pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 2008, among TransDigm, CEF and the stockholders of CEF (the “Stock Purchase”).

On May 7, 2008, in connection with the Stock Purchase and in accordance with the terms of that certain Indenture, dated as of June 23, 2006, by and among TransDigm, TD Group, The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), and the other parties named therein (as supplemented, the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 2, 2006, among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, the Second Supplemental Indenture, dated as of February 7, 2007, among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, the Third Supplemental Indenture, dated as of June 29, 2007, among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee and the Fourth Supplemental Indenture, dated as of August 10, 2007, among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, TransDigm, TD Group, CEF, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Fifth Supplemental Indenture to the Indenture (the “Fifth Supplemental Indenture”). Pursuant to the terms of the Fifth Supplemental Indenture, CEF agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

In addition, on May 7, 2008, in connection with the Stock Purchase and in accordance with the terms of that certain (i) Credit Agreement, dated as of June 23, 2006, among TransDigm, TD Group and the other parties named therein, as amended by that certain Amendment No. 1, Consent and Agreement, dated as of January 25, 2007 (as so amended, the “Credit Agreement”), and (ii) Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as previously supplemented, the “Guarantee and Collateral Agreement”), CEF and Credit Suisse entered into Supplement No. 5 to the Guarantee and Collateral Agreement (“Supplement No. 5”) and a Joinder Agreement to the Credit Agreement (the “Joinder Agreement”). Pursuant to the terms of Supplement No. 5, CEF agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time. In addition, under the terms of Supplement No. 5, CEF pledged substantially all of its assets to secure its guaranteed obligations under the Credit Agreement. Pursuant to the terms of the Joinder Agreement, CEF has agreed that it will deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the Credit Agreement.

The above summaries of the Fifth Supplemental Indenture, Supplement No. 5 and the Joinder Agreement are qualified in their entirety by reference to the Fifth Supplemental Indenture, Supplement No. 5 and the Joinder Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Fifth Supplemental Indenture, dated as of May 7, 2008, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	Supplement No. 5, dated as of May 7, 2008, between CEF Industries, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.3	Joinder Agreement, dated as of May 7, 2008, between CEF Industries, Inc. and Credit Suisse, as agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2008

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Fifth Supplemental Indenture, dated as of May 7, 2008, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	Supplement No. 5, dated as of May 7 2008, between CEF Industries, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.3	Joinder Agreement, dated as of May 7, 2008, between CEF Industries, Inc. and Credit Suisse, as agent

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